SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2002
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


         WASHINGTON                     0-28488                91-1431894
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)


               707 South Grady Way, Renton, Washington 98055-3233
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (425) 430-3000






                        --------------------------------

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Item 5.  Other Events.

     On December 6, 2002 Zones, Inc. announced that it was intending to aggressively hire account executives in 2003. Beginning in January, Zones intends to hire 20+ account executives per month, dependent on overall general market conditions, which may affect the Company's ability to meet its aggressive 2003 hiring goal.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     EXHIBIT               DESCRIPTION

     99.1                  Press Release, dated December 6, 2002


     A copy of the Company's press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZONES, INC.


Dated:  December 6, 2002             /s/ RONALD P. MCFADDEN
                                     ----------------------
                                     By: Ronald P. McFadden
                                     Its:  Secretary and Chief Financial Officer

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                                  EXHIBIT INDEX


     EXHIBIT No.        DESCRIPTION


     99.1               Press Release, dated December 6, 2002